Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED

CREDIT AGREEMENT

THIS FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of February 21, 2012, by and among RANGE RESOURCES CORPORATION, a Delaware corporation (the “Borrower”), CERTAIN SUBSIDIARIES OF THE BORROWER, as Guarantors (the “Guarantors”), the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”). Unless the context otherwise requires or unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the Lenders have entered into that certain Fourth Amended and Restated Credit Agreement, dated as of February 18, 2011 (as the same may hereafter be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower and the Guarantors have requested that the Administrative Agent and the Lenders amend the Credit Agreement as provided herein, and the Administrative Agent and the Lenders have agreed to do so on and subject to the terms and conditions hereinafter set forth.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, the Guarantors, the Administrative Agent and the Lenders hereby agree as follows:

SECTION 1. Amendments to Credit Agreement. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 2 of this Amendment, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.

1.1 Additional Definition. Section 1.01 of the Credit Agreement shall be and it hereby is amended by inserting the following definition in appropriate alphabetical order:

“First Amendment Effective Date” means February 21, 2012.

1.2 Amended Definitions. The following definitions set forth in Section 1.01 of the Credit Agreement shall be and they hereby are amended and restated in their respective entireties to read as follows:

“Indenture” means, collectively, (i) that certain Indenture dated September 28, 2007, among the Borrower, as issuer, certain of its Subsidiaries, as guarantors, and The Bank of New York Trust Company, N.A., as amended or supplemented from time to time as permitted under the terms hereof, (ii) that certain Indenture dated May 6, 2008, among the Borrower, as issuer, certain of its Subsidiaries, as guarantors, and The Bank of New York Trust Company, N.A., as amended or supplemented from time to time as permitted under the terms hereof, (iii) that certain Indenture dated May 14, 2009, among the Borrower, as issuer, certain of its Subsidiaries, as guarantors, and The Bank of New York Mellon Trust Company, N.A., as amended or supplemented from time to time as permitted under the terms hereof, (iv) that certain Indenture dated August 12, 2010, among the Borrower, as issuer, certain of its Subsidiaries, as guarantors, and The Bank of New York Mellon Trust Company, N.A., as amended or supplemented from time to time as permitted under the terms hereof and (v) that certain Indenture dated May 25, 2011, among the Borrower, as issuer, certain of its Subsidiaries, as guarantors, and The Bank of New York Mellon Trust Company, N.A., as amended or supplemented from time to time as permitted under the terms hereof.

“Senior Subordinated Notes” means (i) the 7  1/2% Senior Subordinated Notes due 2017, issued pursuant to the Indenture, (ii) the 7  1/4% Senior Subordinated Notes due 2018, issued pursuant to the Indenture, (iii) the 8.0 % Senior Subordinated Notes due 2019, issued pursuant to the Indenture, (iv) the 6  3/4% Senior Subordinated Notes due 2020, issued pursuant to the Indenture, (v) the 5  3/4% Senior Subordinated Notes due 2021 issued pursuant to the Indenture, and (vi) additional senior unsecured subordinated notes issued after the First Amendment Effective Date and prior to April 1, 2013; provided that (a) the terms of such Senior Subordinated Notes do not provide for any scheduled repayment, mandatory redemption or sinking fund obligation prior to the date that is six months after the Maturity Date, (b) the covenant, default and remedy provisions of such Senior Subordinated Notes are substantially on the same terms and conditions as the Indenture or are not materially more restrictive, taken as a whole, than those set forth in this Agreement, (c) the mandatory prepayment, repurchase and redemption provisions of such Senior Subordinated Notes are substantially on the same terms and conditions as the Indenture or are not materially more onerous or expansive in scope, taken as a whole, than those set forth in this Agreement, and (d) the subordination provisions set forth in such Senior Subordinated Notes are at least as favorable to the Secured Parties as the subordination provisions set forth in the Indenture.

“Senior Unsecured Notes” means senior unsecured notes issued after the First Amendment Effective Date and prior to April 1, 2013; provided that (i) the terms of such Senior Unsecured Notes do not provide for any scheduled repayment, mandatory redemption or sinking fund obligation prior to the date that is six months after the Maturity Date, (ii) the covenant, default and remedy provisions of such Senior Unsecured Notes are substantially on the same terms and conditions as the Indenture (without giving effect to the subordination provisions) or are not materially more restrictive, taken as a whole, than those set forth in this Agreement and (iii) the mandatory prepayment, repurchase and redemption provisions of such Senior Unsecured Notes are substantially on the same terms and conditions as the Indenture (without giving effect to the subordination provisions) or are not materially more onerous or expansive in scope, taken as a whole, than those set forth in this Agreement.

1.3 Indebtedness. Section 7.01(h) of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

(h) unsecured Indebtedness under the Senior Notes (and any Permitted Refinancing thereof) in an aggregate principal amount not exceeding $2,900,000,000 at any time outstanding and extensions, renewals, and replacements of any such Indebtedness that is unsecured and does not cause the aggregate principal amount of the Senior Notes to exceed the maximum principal amount permitted under this clause (h) as of the date of such extension, renewal or replacement; and

SECTION 2. Conditions. The amendments to the Credit Agreement contained in Section 1 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 2.

2.1 Execution and Delivery. Each Credit Party, the Majority Lenders, and the Administrative Agent shall have executed and delivered this Amendment and each other required document, all in form and substance satisfactory to the Administrative Agent.

2.2 No Default. No Default shall have occurred and be continuing or shall result from the effectiveness of this Amendment.

2.3 Other Documents. The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transactions provided for herein as the Administrative Agent or its special counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Administrative Agent.

SECTION 3. Representations and Warranties of Credit Parties. To induce the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders as follows:

3.1 Reaffirmation of Representations and Warranties/Further Assurances. After giving effect to the amendments contained herein, each representation and warranty of such Credit Party contained in the Credit Agreement and in each of the other Loan Documents is true and correct in all material respects on the date hereof (except to the extent such representations and warranties relate solely to an earlier date, in which case they shall be true and correct as of such earlier date).

3.2 Corporate Authority; No Conflicts. The execution, delivery and performance by such Credit Party of this Amendment and all documents, instruments and agreements contemplated herein (a) are within such Credit Party’s corporate or other organizational powers, (b) have been duly authorized by all necessary action, (c) require no consent or approval of, or registration or filing with, or further action by, any Governmental Authority except such as have been obtained or made and are in full force and effect and, after the effective date of this Amendment, any required filings with the Securities and Exchange Commission, (d) do not violate any applicable law or regulation or the charter, by-laws or other Organizational Documents of such Credit Party or any order of any Governmental Authority, (e) do not violate or result in a default under any indenture, agreement or other instrument evidencing Material Indebtedness binding upon such Credit Party and (f) do not result in the creation or imposition of any Lien upon any of the assets of such Credit Party not otherwise permitted under Section 7.02 of the Credit Agreement.

3.3 Enforceability. This Amendment has been duly executed and delivered by each Credit Party and constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

3.4 No Default. As of the date of this Amendment, both before and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 4. Miscellaneous.

4.1 Reaffirmation of Loan Documents and Liens. Except as amended and modified hereby, any and all of the terms and provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby in all respects ratified and confirmed by each Credit Party. Each Credit Party hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.

4.2 Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

4.3 Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart to this Amendment by facsimile or other electronic means shall be effective as delivery of manually executed counterparts of this Amendment.

4.4 Legal Expenses. Each Credit Party hereby agrees to pay all reasonable fees and expenses of counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

4.5 Complete Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

4.6 Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

4.7 Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of Texas.

4.8 Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

4.9 Reference to and Effect on the Loan Documents.

(a) This Amendment shall be deemed to constitute a Loan Document for all purposes and in all respects. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Credit Agreement or in any other Loan Document, or other agreements, documents or other instruments executed and delivered pursuant to the Credit Agreement to the “Credit Agreement”, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

[Remainder of Page Intentionally Blank. Signature Pages Follow.]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

BORROWER:

RANGE RESOURCES CORPORATION

By:	/s/ Roger S. Manny
Name: Roger S. Manny
Title: Executive Vice President and Chief Financial Officer

GUARANTORS:

AMERICAN ENERGY SYSTEMS, LLC
ENERGY ASSETS OPERATING COMPANY, LLC
RANGE ENERGY SERVICES COMPANY, LLC
RANGE OPERATING NEW MEXICO, LLC
RANGE PRODUCTION COMPANY
RANGE RESOURCES – APPALACHIA, LLC
RANGE RESOURCES – MIDCONTINENT, LLC
RANGE RESOURCES – PINE MOUNTAIN, INC.
RANGE TEXAS PRODUCTION, LLC

By:	/s/ Roger S. Manny
Name: Roger S. Manny
Title: Executive Vice President of all of the foregoing Guarantors

Signature Page

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Bank and as a Lender

By:	/s/ Kimberly A. Bourgeois
Name: Kimberly A. Bourgeois
Title: Authorized Officer

Signature Page

ROYAL BANK OF CANADA, as a Co-Syndication Agent and as a Lender

By:	/s/ Don J. McKinnerney
Name:	Don J. McKinnerney
Title	Authorized Signatory

Signature Page

BANK OF AMERICA, N.A., as a Co-Documentation Agent and as a Lender

By:	/s/ Jeffrey H. Rathkamp
Name:	Jeffrey H. Rathkamp
Title:	Managing Director

Signature Page

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Co-Syndication Agent and as a Lender

By:	/s/ Tom Byargeon
Name:	Tom Byargeon
Title:	Managing Director

By:	/s/ Sharada Manne
Name:	Sharada Manne
Title:	Director

Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Co-Documentation Agent and as a Lender

By:	/s/ David C. Brooks
Name:	David C. Brooks
Title:	Director

Signature Page

BANK OF MONTREAL, as a Co-Agent and as a Lender

By:	/s/ Jim Ducote
Name:	Jim Ducote
Title:	Director

Signature Page

BARCLAYS BANK PLC, as a Co-Agent and as a Lender

By:	/s/ Vanessa A. Kurbatskiy
Name:	Vanessa A. Kurbatskiy
Title:	Vice President

Signature Page

BNP PARIBAS, as a Co-Agent and as a Lender

By:	/s/ Richard Hawthorne
Name:	Richard Hawthorne
Title:	Director

By:	/s/ Matthew A. Turner
Name:	Matthew A. Turner
Title:	Vice President

Signature Page

CITIBANK, N.A., as a Co-Agent and as a Lender

By:	/s/ John F. Miller
Name:	John F. Miller
Title:	Attorney-in-fact

Signature Page

COMPASS BANK, AS A CO-AGENT AND AS A LENDER

By:	/s/ Spencer Stasney
Name:	Spencer Stasney
Title:	Vice President

Signature Page

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Co-Agent and as a Lender

By:	/s/ Michael Getz
Name: Michael Getz
Title: Vice President

By:	/s/ Erin Morrissey
Name: Erin Morrissey
Title: Director

Signature Page

NATIXIS, as a Co-Agent and as a Lender

By:	/s/ Liana Tchernysheva
Name: Liana Tchernysheva
Title: Managing Director

By:	/s/ Donovan Broussard
Name: Donovan Broussard
Title: Managing Director

Signature Page

THE BANK OF NOVA SCOTIA, as a Co-Agent and as a Lender

By:	/s/ John Frazell
Name: John Frazell
Title: Director

Signature Page

SUNTRUST BANK, as a Co-Agent and as a Lender

By:	/s/ Gregory C. Magnuson
Name:	Gregory C. Magnuson
Title:	Vice President

Signature Page

UNION BANK, N.A., as a Co-Agent and as a Lender

By:	/s/ David Carter
Name: David Carter
Title: Investment Banking Officer

Signature Page

CAPITAL ONE, N.A., as a Lender

By:	/s/ Nancy M. Mak
Name: Nancy M. Mak
Title: Vice President

Signature Page

COMERICA BANK, as a Lender

By:	/s/ James A. Morgan
Name: James A. Morgan
Title: Vice President

Signature Page

CREDIT SUISSE AG, Cayman Islands Branch, as a Lender

By:	/s/ Nupor Kumar
Name:	Nupor Kumar
Title:	Vice President

By:	/s/ Michael D. Spaight
Name:	Michael D. Spaight
Title:	Associate

Signature Page

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ David Morns
Name:	David Morns
Title:	Vice President

Signature Page

SOCIÉTÉ GÉNÉRALE, as a Lender

By:	/s/ Jason Henderson
Name:	Jason Henderson
Title:	Managing Director

Signature Page

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

Signature Page

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Daniel K. Hansen
Name:	Daniel K. Hansen
Title:	Vice President

Signature Page

BANK OF SCOTLAND plc, as a Lender

By:	/s/ Karen Weich
Name:	Karen Weich
Title:	Vice President

Signature Page

BOKF, NA dba BANK OF TEXAS, as a Lender

By:	/s/ Myhan C. Feldman
Name:	Myhan C. Feldman
Title:	Senior Vice President

Signature Page

AMEGY BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ C. Wakeford Thompson
Name:	C. Wakeford Thompson
Title:	Vice President

Signature Page

THE FROST NATIONAL BANK, as a Lender

By:	/s/ Alex Zemkoski
Name:	Alex Zemkoski
Title:	Vice President

Signature Page